Annual Report o December 31, 1998


CitiFunds(SM)


                               Balanced Portfolio



                                    [GRAPHIC]




                               GROWTH WITH INCOME



             ------------------------------------------------------
                              INVESTMENT PRODUCTS:
             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             ------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Portfolio Highlights                                                           4
 ................................................................................
Fund Performance                                                               5
 ................................................................................

CitiFunds Balanced Portfolio

Statement of Assets and Liabilities                                            6
 ................................................................................
Statement of Operations                                                        6
 ................................................................................
Statement of Changes in Net Assets                                             7
 ................................................................................
Financial Highlights                                                           8
 ................................................................................
Notes to Financial Statements                                                  9
 ................................................................................
Independent Auditors' Report                                                  13
 ................................................................................

Balanced Portfolio

Portfolio of Investments                                                      14
 ................................................................................
Statement of Assets and Liabilities                                           18
 ................................................................................
Statement of Operations                                                       18
 ................................................................................
Statement of Changes in Net Assets                                            19
 ................................................................................
Financial Highlights                                                          19
 ................................................................................
Notes to Financial Statements                                                 20
 ................................................................................
Independent Auditors' Report                                                  24
 ................................................................................

LETTER TO OUR SHAREHOLDERS


Dear Shareholders:

     This annual report covers the period from January 1, 1998, through December 31, 1998, for the CitiFundsSM Balanced Portfolio. Inside, the CitiFunds' investment manager, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.

     Much of the 12-month period saw a continuation of generally positive economic conditions in the United States. Low inflation and declining interest rates were generally positive influences on large-capitalization stocks and high-quality bonds. However, the value-oriented stocks in which the Portfolio invests did not fare as well.

     Some financial markets, especially smaller and international stocks, experienced heightened turbulence in 1998. In our view, the recent market volatility once again confirms the benefits of diversification. By allocating your investment assets among a number of different markets, you may be able to reduce the effects of volatility on your overall portfolio. In our view, CitiFunds Balanced Portfolio can play a valuable role in such a diversified investment portfolio.

     Thank you for your continued confidence and participation.

Sincerely,

/s/Philip W. Coolidge

Philip W. Coolidge
President
January 20, 1999

PORTFOLIO ENVIRONMENT AND OUTLOOK

     CitiFunds Balanced Portfolio provided positive returns during 1998. Approximately 40% of the Portfolio's assets is allocated to the bond market, which benefited from low inflation and declining interest rates. The remaining 60% of the Fund's total assets were allocated to stocks. Our equity holdings emphasize the stocks of established companies that we believe are priced inexpensively relative to their future prospects.

     Persistently low inflation and declining long-term interest rates helped support prices of both stocks and bonds during the first half of the year.
Despite the credit and currency crisis in Asia, U.S. investors appeared to disregard warnings that economic weakness overseas might reduce corporate earnings growth in the United States. The U.S. stock market rose to new highs, while bond prices remained relatively stable amid concerns that the economy may have been growing too robustly.

     Around mid-year, however, the global currency and credit crisis spread from Asia to Russia and Latin America. Investors reacted by selling investments that they perceived as risky. Stocks of large, global companies that are considered sensitive to the economic cycle were punished in this "flight to quality," as were energy producers, agricultural companies, commodities producers and financial services companies. Because companies within these sectors had already appeared inexpensive relative to companies in other areas of the U.S. stock market, they represented a significant part of the Portfolio's stock holdings.

     The effects of the third quarter stock market correction on the Portfolio were offset by our bond holdings. Concerns about a potentially overheating U.S. economy were replaced by fears of an economic slow-down. Because slower growth helps reduce inflation pressures, bond prices benefited. In addition, risk-averse investors in the U.S. and overseas flocked to the relative "safe haven" of U.S. Treasury securities. As a result, yields on long-term U.S. Treasury bonds fell to their lowest levels in more than 30 years, creating substantial price gains for existing bondholders.

     Our stock selection process carefully evaluates the fundamental prospects of companies whose stocks are selling at low prices relative to historical measures. This approach led us to invest in certain sectors of the market, including energy producers and other economically sensitive companies, which started out the year with good relative valuations. However, these groups generally lagged the overall market during the correction. We attempted to add value in this difficult stock market environment by adding some companies that we consider defensive investments, including utilities and selected telephone companies. These companies are generally more likely to maintain their values than other types of stocks because of their high dividend yields and the consistency of their revenue streams. In addition, we de-emphasized some of the hardest-hit industries, including financial services.

     In the bond portion of the Portfolio, we maintained our average duration - a measure of sensitivity to changing interest rates toward the long end of its range. Accordingly, we were able to maintain higher yields as interest rates fell. In addition, before the flight to quality, we had shifted assets from corporate and mortgage-backed securities to U.S. Treasury securities in anticipation of lower interest rates. As a result, we participated strongly in this past summer's rally of the Treasury market.

     Our outlook for both stocks and bonds remains positive. Our economic outlook calls for slow growth, low inflation and an accommodative monetary policy. Historically, these types of conditions have been favorable for most bonds, but not necessarily for corporate earnings and stocks. What's more, because many value-oriented stocks remain priced near recessionary levels, we are confident that value stocks hold the potential for healthy gains even in a slow-growth environment. That's why we believe that our balanced portfolio of value-oriented stocks and high-quality bonds should continue to serve shareholders well in 1999 and beyond.



FUND FACTS

Fund Objective

To earn high current income by investing in a broad range of securities, to preserve capital and to provide growth potential with reduced risk.

Investment Adviser,                      Dividends
Balanced Portfolio                       Paid quarterly, if any
Citibank, N.A.

Commencement of Operations               Capital Gains
October 19, 1990                         Distributed semi-annually, if any

Net Assets as of 12/31/98                Benchmarks
$236.4 million                           o Standard and Poor's Barra Value
                                           Index
                                         o Lehman Aggregate Bond Index
                                         o Lipper Balanced Funds Average

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Top Ten Equity Holdings as of December 31, 1998
Company, Industry                                               % of Net Assets

AT&T Corp., Consumer Services                                          3.2%
 ................................................................................
Chase Manhattan Corp., Finance                                         2.2%
 ................................................................................
Morgan Stanley Dean Witter; Finance                                    2.2%
 ................................................................................
Mobil Corp., Producer Manufacturing                                    1.8%
 ................................................................................
Safeco Corp., Finance                                                  1.7%
 ................................................................................
Philip Morris Cos Inc.; Basic Industries                               1.7%
 ................................................................................
Bank One Corp.; Finance                                                1.6%
 ................................................................................
Exxon Corp., Producer Manufacturing                                    1.6%
 ................................................................................
Martin Marietta Materials Inc.; Miscellaneous                          1.6%
 ................................................................................
SBC Communications Inc.; Consumer Services                             1.5%



Portfolio Diversification as of December 31, 1998


   [THE FOLLOWING TABLE WAS PRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]



               Stocks            58.0%
               Treasuries        14.0%
               Other Bonds       26.0%
               *Short Term        2.0%

          * includes cash and net other assets.

FUND PERFORMANCE

Total Returns

                                                                        Since
                                                  One        Five     10/19/90
All Periods Ended December 31, 1998              Year       Years*    Inception*
================================================================================
CitiFunds Balanced Portfolio                     7.83%      10.99%      12.79%
Lipper Balanced Funds Average                   13.48%      13.84%      14.16%+
S&P Barra Value Index                           42.15%      27.91%      23.31%+
Lehman Aggregate Bond Index                      9.47%       7.30%       9.20%+


*    Average Annual Total Return
+    From 10/31/90
30-Day SEC Yield            2.65%
Income Dividends Per Share $0.380
Capital Gain Distribution  $2.365



Growth of $10,000 Investment

A $10,000 investment in the Fund made on 10/31/90 would have grown to $26,839 as of 12/31/98. The graph shows how the Fund compares to its benchmarks for the same period.


   [THE FOLLOWING TABLE WAS PRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT]


                              Lipper                             Lehman
               CitiFunds      Balanced        S&P Barra         Aggregate
               Balanced       Funds          Value Index       Bond Index
Date           Portfolio      Average        (unmanaged)       (unmanaged)
----           ---------      -------        -----------       -----------

10/31/90        $10,000       $10,000          $10,000           $10,000
12/31/91        $13,751       $13,358          $15,140           $12,042
12/31/92        $14,690       $14,357          $15,907           $12,955
12/31/93        $15,935       $15,869          $16,174           $14,388
12/31/94        $15,607       $15,454          $16,680           $13,883
12/31/95        $19,144       $19,295          $23,039           $16,555
12/31/96        $20,597       $21,913          $28,564           $17,033
12/31/97        $24,891       $26,034          $39,002           $18,694
12/31/98        $26,840       $29,515          $55,413           $20,466

The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Note: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

Total returns and yields do not reflect initial sales charges in effect as of January 4, 1999. If sales charges had been in effect during periods prior to December 31, 1998, the Fund's total returns and yield would have been lower.

CitiFunds Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
================================================================================
Assets:
Investment in Balanced Portfolio, at value (Note 1A)               $235,660,734
Receivable for shares of beneficial interest sold                     1,096,334
--------------------------------------------------------------------------------
  Total assets                                                      236,757,068
--------------------------------------------------------------------------------
Liabilities:

Payable for shares of beneficial interest repurchased                   305,616
Payable to affiliates - Shareholder servicing agents'
  fees (Note 2B)                                                         49,246
Accrued expenses and other liabilities                                   43,340
--------------------------------------------------------------------------------
  Total liabilities                                                     398,202
--------------------------------------------------------------------------------
Net Assets for 16,595,499 shares of beneficial interest
  outstanding                                                      $236,358,866
================================================================================
Net Assets Consist of:
Paid-in capital                                                    $223,292,653
Unrealized appreciation of investments                               13,349,703
Accumulated net realized loss                                          (891,621)
Undistributed net investment income                                     608,131
--------------------------------------------------------------------------------
  Total                                                            $236,358,866
================================================================================
Net Asset Value, Offering Price and Redemption Price
Per Share of Beneficial Interest (Note 7)                                $14.24
================================================================================


CitiFunds Balanced Portfolio
STATEMENT OF OPERATIONS
For the year ended December 31, 1998
================================================================================
Investment Income (Note 1B):
Interest Income from Balanced Portfolio               $ 5,923,820
Dividend Income from Balanced Portfolio                 2,476,289
Allocated Expenses from Balanced Portfolio             (1,272,207)
--------------------------------------------------------------------------------
                                                                   $ 7,127,902
--------------------------------------------------------------------------------
Expenses:
Shareholder Servicing Agents' fees (Note 2B)              577,968
Administrative fees (Note 2A)                             577,968
Distribution fees (Note 3)                                346,780
Expense fees (Note 6)                                      46,721
--------------------------------------------------------------------------------
  Total expenses                                        1,549,437
Less aggregate amount waived by Administrator and
Distributor (Note 2A and 3)                              (462,905)
--------------------------------------------------------------------------------
  Net expenses                                                       1,086,532
--------------------------------------------------------------------------------
Net investment income                                                6,041,370
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from
Balanced Portfolio:
Net realized gain                                      26,888,409
Unrealized depreciation on investments                (15,478,163)
--------------------------------------------------------------------------------
  Net realized and unrealized gain from Balanced Portfolio          11,410,246
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $17,451,616
================================================================================

See notes to financial statements

CitiFunds Balanced Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended December 31,
                                                                     ------------------------------
                                                                          1998             1997
===================================================================================================
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                                $   6,041,370    $   5,566,995
Net realized gain                                                       26,888,409       31,219,711
Unrealized appreciation (depreciation) on investments (15,478,163)       6,454,406
                                                                     ------------------------------
Net increase in net assets resulting from operations                    17,451,616       43,241,112
                                                                     ------------------------------
Distributions to Shareholders from:
Net investment income                                                   (5,439,336)      (5,565,112)
Net realized gain                                                      (34,018,101)     (32,774,535)
                                                                     ------------------------------
Decrease in net assets from distributions to
  shareholders                                                         (39,457,437)     (38,339,647)
                                                                     ------------------------------
Transactions in Shares of Beneficial Interest (Note 5):
Net proceeds from sale of shares                                        23,637,486        1,958,850
Net asset value of shares issued to shareholders
  from reinvestment of distributions                                    39,433,879       38,314,267
Cost of shares repurchased                                             (31,497,141)     (48,766,609)
                                                                     ------------------------------
Net increase (decrease) in net assets from  transactions
  in shares of beneficial interest                                      31,574,224       (8,493,492)
                                                                     ------------------------------
Net Increase (Decrease) in Net Assets                                    9,568,403       (3,592,027)
                                                                     ------------------------------
Net Assets:
Beginning of period                                                    226,790,463      230,382,490
                                                                     ------------------------------
End of period (including undistributed net investment
  income of $608,131 and $6,097, respectively)                       $ 236,358,866    $ 226,790,463
===================================================================================================

See notes to financial statements

CitiFunds Balanced Portfolio
FINANCIAL HIGHLIGHTS

                                                                    Year Ended December 31,
                                         -------------------------------------------------------------------------
                                              1998           1997           1996           1995           1994+
==================================================================================================================
Net Asset Value,
  beginning of period                    $   15.77      $   15.61      $   15.71      $   13.52      $   14.24
------------------------------------------------------------------------------------------------------------------
Income From Operations:
Net investment income                        0.420          0.421          0.497          0.486          0.399
Net realized and
  unrealized gain (loss)                     0.795          2.726          0.680          2.540         (0.695)
------------------------------------------------------------------------------------------------------------------
    Total from operations                    1.215          3.147          1.177          3.026         (0.296)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                       (0.380)        (0.421)        (0.497)        (0.495)        (0.394)
Net realized gain                           (2.365)        (2.566)        (0.780)        (0.341)        (0.030)
------------------------------------------------------------------------------------------------------------------
    Total distributions                     (2.745)        (2.987)        (1.277)        (0.836)        (0.424)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period           $   14.24      $   15.77      $   15.61      $   15.71      $   13.52
==================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (000's omitted)                        $ 236,359      $ 226,790      $ 230,382      $ 246,002      $ 227,309
Ratio of expenses to
  average net assets (A)                      1.02%          1.02%          1.02%          1.02%          1.02%
Ratio of net investment income to
  average net assets                          2.61%          2.44%          3.04%          3.21%          2.82%
Portfolio turnover (B)                          --             --             --             --             29%
Total return (C)                              7.83%         20.85%          7.59%         22.66%         (2.06%)

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

Net investment income                    $   0.390      $   0.387      $   0.464      $   0.463      $   0.378
Ratios:
Expenses to average net assets                1.22%(A)       1.22%(A)       1.22%(A)       1.17%(A)       1.17%(A)
Net investment income to
  average net assets                          2.41%          2.24%          2.84%          3.06%          2.67%
==================================================================================================================

(A) Includes the Fund's share of Balanced Portfolio allocated expenses for the periods indicated.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(C) Total return does not include the maximum sales charge of 5.00% effective January 4, 1999.
+ On May 1, 1994 the Fund began investing all of its investable assets in Balanced Portfolio.

See notes to financial statements

CitiFunds Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies CitiFunds Balanced Portfolio (formerly Landmark Balanced Fund) (the "Fund") is a separate diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Balanced Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The value of such investment reflects the Fund's proportionate interest (88.9% at December 31, 1998) in the net assets of the Portfolio. CFBDS, Inc. ("CFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly-owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. Investment Valuation Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B. Investment Income The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

     E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may dif-

CitiFunds Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

fer from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

     F. Other All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

     2. Administrative Services Plan The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

     A. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $577,968, of which $231,585 was voluntarily waived for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs certain duties and receives compensation from CFBDS from time to time as agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

CitiFunds Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

     B. Shareholder Servicing Agents' Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $577,968 for the year ended December 31, 1998.

     3. Distribution Fees The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $346,780, of which $231,320 was voluntarily waived for the year ended December 31, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through December 31, 1998. The Distributor have voluntarily agreed to waive this fee through December 31, 1998.

     4. Investment Transactions Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998 aggregated $8,391,596 and $18,425,054, respectively.

     5. Shares Of Beneficial Interest The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:


                                                     Year Ended December 31,
                                                    ------------------------
                                                        1998         1997
================================================================================
Shares sold                                         1,473,554      118,898
Shares issued to shareholders from
  reinvestment of distribution                      2,695,888    2,424,021
Shares repurchased                                 (1,950,608)  (2,924,022)
--------------------------------------------------------------------------------
Net increase (decrease)                             2,218,834     (381,103)
================================================================================


     6. Expense Fees CFBDS has entered into an expense agreement with the Fund. CFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services

CitiFunds Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

     The Fund has agreed to pay CFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Fund including expenses allocated from the Portfolio less expenses waived by the Administrator and Distributor would, on an annual basis, exceed an agreed upon rate, currently 1.02% of average daily net assets.

     7. Subsequent Event Effective January 4, 1999, the Fund will offer two classes of shares: Class A and Class B. Sharesof the Fund that are outstanding on January 4, 1999 will be classified as Class A shares. Investors purchasing shares of the Fund on or after January 4, 1999 may select Class A or Class B, with different sales charges and expense levels. The maximum sales load imposed on purchases of Class A shares will be 5.00% and the maximum deferred sales load on purchases of Class B will be 5.00%.

On November 13, 1998, the Board of Trustees voted to terminate the Trust's Administrative Services Plan and Expense Fee Agreement with respect to the Fund. At the same time, the Trustees approved an Amended and Restated Distribution Plan for Class AShares pursuant to Rule 12b-1 under the Investment Company Act of 1940 which, effective January 1999, permits the Fund to compensate the Distributor at an annual rate not to exceed 0.25% of the Fund's average daily net assets. As a result of the termination of the Administrative Services Plan, the Fund's Shareholder Servicing Agent agreements were terminated, effective January 1999, and replaced with revised shareholder servicing arrangements. The Fund's existing Administration Agreement with CFBDS remains in place.

CitiFunds Balanced Portfolio
INDEPENDENT AUDITORS' REPORT

To the Trustees of CitiFunds Trust I (the Trust) and the Shareholders of CitiFunds Balanced Portfolio

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of CitiFunds Balanced Portfolio (the "Fund"), a series of CitiFunds Trust I, at December 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

Balanced Portfolio
PORTFOLIO OF INVESTMENTS                                       December 31, 1998


Issuer                                       Shares               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 57.7%
--------------------------------------------------------------------------------
Basic Industries -- 5.4%
--------------------------------------------------------------------------------
Barrick Gold Corp.                          111,000          $ 2,164,500
Dow Chemical Co.                             15,300            1,391,344
Mead Corp.                                   75,900            2,224,819
Philip Morris Inc.                           83,400            4,461,900
Premark International Inc.                   25,500              882,937
Union Pacific Corp.                          72,700            3,276,044
                                                            ------------
                                                              14,401,544
                                                            ------------

Consumer Durables -- 5.6%
--------------------------------------------------------------------------------
American Home
  Products Corp.                             60,800            3,423,800
Applied Materials Inc.                       36,250            1,547,422
Dana Corp.                                   89,000            3,637,875
Goodyear Tire and Rubber                     41,300            2,083,069
Meritor Automotive Inc.                      71,519            1,515,309
Sunbeam Corp.                               374,100            2,618,700
                                                            ------------
                                                              14,826,175
                                                            ------------

Consumer Non-Durables -- 2.3%
--------------------------------------------------------------------------------
Federated Dept. Stores Inc. *                34,000            1,481,125
New York Times Co.                           44,700            1,550,531
Tommy Hilfiger Corp.                         34,850            2,091,000
Toys "R" Us Inc. *                           57,800              975,375
                                                            ------------
                                                               6,098,031
                                                            ------------

Consumer Services -- 9.4%
--------------------------------------------------------------------------------
AT&T Corp.                                  114,300            8,601,075
Bell Atlantic Corp.                          52,600            2,787,800
McDonalds Corp.                              46,900            3,593,712
Public Service
  Enterprise Group                           34,600            1,384,000
SBC Communications Inc.                      75,500            4,048,688
Texas Utilities Co.                          30,000            1,400,625
Transocean Offshore Inc.                     19,000              509,437
Walt Disney Co.                              87,065            2,611,950
                                                            ------------
                                                              24,937,287
                                                            ------------

Electronics/Technical Services -- 4.5%
--------------------------------------------------------------------------------
Compaq Computer Corp.                        60,000            2,516,250
Hewlett Packard Co.                          27,100            1,851,269
Honeywell Inc.                               37,700            2,839,281
International Business
  Machines                                   14,400            2,660,400
Sun Microsystems Inc.                        24,700            2,114,937
                                                            ------------
                                                              11,982,137
                                                            ------------

Finance  -- 15.9%
--------------------------------------------------------------------------------
Bank One Corp.                               85,000          $ 4,340,312
Bankamerica Corp.                            62,400            3,751,800
Burlington Resources Inc.                    83,500            2,990,344
Chase Manhattan Corp.                        87,600            5,962,275
Comed Financing                              55,000            1,392,187
Everest Reinsurance
  Holdings                                   71,400            2,780,138
Franklin Resources Inc.                      37,200            1,190,400
J. P. Morgan Co. Inc.                        31,400            3,298,963
Mellon Bank Corp.                            46,800            3,217,500
Morgan Stanley
  Dean Witter                                81,780            5,806,380
Safeco Corp.                                108,000            4,637,250
Washington Mutual Inc.                       76,400            2,917,525
                                                            ------------
                                                              42,285,074
                                                            ------------

Health Services/Technology -- 2.4%
--------------------------------------------------------------------------------
Oxford Health Plans Inc. *                  242,400            3,605,700
Wellpoint Health
  Networks Inc. --
  Class A *                                  30,800            2,679,600
                                                            ------------
                                                               6,285,300
                                                            ------------

Industrial Services -- 1.0%
--------------------------------------------------------------------------------
USA Waste Services Inc.                      54,800            2,555,050
                                                            ------------

Producer Manufacturing -- 8.2%
--------------------------------------------------------------------------------
Amerada Hess Corp.                           58,300            2,900,425
American Electric Power Inc.                 41,000            1,929,563
Cinergy Corp.                                56,300            1,935,313
Diamond Offshore
  Drilling Inc.                              22,200              525,862
Entergy Corp.                                70,500            2,194,312
Exxon Corp.                                  59,200            4,329,000
Halliburton Co.                             104,000            3,081,000
Mobil Corp.                                  54,300            4,730,887
                                                            ------------
                                                              21,626,362
                                                            ------------

Miscellaneous -- 3.0%
--------------------------------------------------------------------------------
Martin Marietta
  Materials Inc.                             69,100            4,297,156
Raytheon Co.                                 67,170            3,576,803
                                                            ------------
                                                               7,873,959
                                                            ------------

Total Common Stock
  (Identified Cost $142,683,580)                             152,870,919
                                                            ------------

Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 1998

                                            Principal
Issuer                                       Amount               Value
--------------------------------------------------------------------------------
FIXED INCOME -- 41.9%
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 9.4%
--------------------------------------------------------------------------------
Aames Mortgage Trust
  6.59% due 6/15/24                        $1,040,000          $ 1,054,352
Asset Securitization
  Corp. Series 95
  7.10% due 8/13/29                           513,766              546,816
  7.384% due 8/13/29                        2,500,000            2,714,150
Asset Securitization
  Corp. Series 97
  6.85% due 2/14/41                           600,000              642,348
Commercial Mortgage
  Acceptance Corp.
  5.80% due 5/15/06                           541,779              539,807
Contimortgage Home
  Equity Loan
  6.13% due 3/15/13                         1,100,000            1,102,398
GMAC Commercial
  Mortgage
  6.42% due 8/15/08                         1,100,000            1,139,578
  6.83% due 12/15/03                        1,884,376            1,933,501
Green Tree
  Financial Corp.
  6.71% due 8/15/29                         1,050,000            1,063,083
  8.05% due 10/15/27                        3,500,000            3,770,130
IMC Home Equity Loan
  6.16 % due 5/20/14                        2,000,000            2,004,500
J. P. Morgan Co. Inc.
  6.373% due 1/15/30                          709,332              721,895
Lehman Brothers
  First Union
  6.479% due 3/18/04                          891,766              906,641
Merrill Lynch
  Mortgage Co.
  6.95% due 6/18/29                         1,326,724            1,378,811
Morgan Stanley
  Capital Investment Inc.
  6.44% due 11/15/02                        1,105,000            1,129,763
Nomura Asset
  Securitization Corp.
  8.15% due 3/04/20                         2,000,000            2,242,120
Structured Asset
  Securities Corp.
  6.79% due 6/12/04                         1,850,033            1,929,066
                                                              ------------
                                                                24,818,959
                                                              ------------

DOMESTIC CORPORATIONS -- 10.9%
--------------------------------------------------------------------------------
Allstate Corp.
  6.75% due 5/15/18                           700,000              727,531
Associates Corp. N.A.
  5.96% due 5/15/37                         1,750,000            1,795,477
Atlantic City Electric Co.
  7.01% due 8/23/02                        $1,380,000          $ 1,449,124
BB & T Corp.
  6.375% due 6/30/05                        1,400,000            1,429,596
Century
  Telecommunications
  Enterprises Inc.
  6.30% due 1/15/08                         1,000,000            1,028,020
Conseco Inc.
  6.40% due 6/15/01                           850,000              818,873
Dayton Hudson Corp.
  5.95% due 6/15/00                           585,000              589,697
Ericcson  Telephone
  6.75% due 2/12/02                           635,000              664,214
Equitable Life Assurance
  6.95% due 12/01/05                          700,000              742,078
Ford Motor Co.
  6.50% due 8/01/18                         1,390,000            1,424,083
GTE Corp.
  6.36% due 4/15/06                         1,000,000            1,046,210
Hartford Financial
  Services Group, Inc.
  6.375% due 11/01/08                         445,000              457,215
Household Financial Corp.
  6.50% due 11/15/08                          700,000              728,364
Lucent Technologies Inc.
  5.50% due 11/15/08                          695,000              702,462
MCI Communications
  Corp.
  6.125% due 4/15/02                        1,000,000            1,015,220
Mattel Inc.
  6.00% due 7/15/03                           765,000              772,428
Mellon Financial Co.
  5.75% due 11/15/03                          700,000              704,851
Merrill Lynch & Co. Inc.
  6.00% due 11/15/04                          600,000              602,118
National Rural Utilities
  6.20% due 2/01/08                         1,000,000            1,038,970
Nationsbank Corp.
  6.375% due 5/15/05                          700,000              727,615
Norfolk Southern Corp.
  6.95% due 5/01/02                         1,475,000            1,532,938
Occidental Petroleum
  Corp.
  6.40% due 4/01/03                           515,000              506,848
Petroleum Geographical
  Services
  6.625% due 3/30/08                          735,000              717,514
Philadelphia Electric
  Company
  7.125% due 9/01/02                          370,000              387,926
  6.625% due 3/01/03                          715,000              740,282

Balanced Portfolio
PORTFOLIO OF INVESTMENTS                                       December 31, 1998

                                            Principal
Issuer                                       Amount               Value
--------------------------------------------------------------------------------
Raytheon Co.
  6.30% due 3/15/05                         $1,000,000         $ 1,024,990
Sears Roebuck
  Acceptance Corp.
  5.25% due 10/16/08                         1,110,000           1,087,445
Suntrust Banks Inc.
  6.00% due 01/15/28                           975,000             996,333
TCI Communications Inc.
  6.875% due 02/15/06                          940,000           1,003,046
USA Waste Services
  6.50% due 12/15/02                         1,000,000           1,016,110
Walt Disney Co.
  5.125% due 12/15/03                          870,000             865,180
  6.75% due 3/30/06                            455,000             492,374
                                                              ------------
                                                                28,835,132
                                                              ------------

MORTGAGE OBLIGATIONS -- 5.2%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 0.5%
--------------------------------------------------------------------------------
Country Wide
  Mortgage Backed
  Securities
  7.50% due 9/25/14                            395,431             394,810
PNC Mortgage
  Securities Corp.
  6.392% due 9/25/13                           338,845             328,605
Residential Asset
  Securitization Trust
  7.00% due 2/25/08                            607,546             608,111
                                                              ------------
                                                                 1,331,526
                                                              ------------

Mortgage Backed Securities/
Passthroughs -- 4.7%
--------------------------------------------------------------------------------
Federal Home Loan
  Mortgage Corp.
  6.25% due 6/15/24                            860,000             865,951
  8.50% due 6/01/01                              9,586               9,723
  9.50% due 2/01/01                              5,084               5,158
Federal National
  Mortgage Association
  6.00% due 12/01/99 TBA                       790,000             778,397
  6.50% due 12/01/99 TBA                     2,050,000           2,063,448
  7.349% due 8/17/21                           600,000             655,332
  7.50% due 12/01/99 TBA                     3,000,000           3,081,540
  7.50% due 10/01/25                           147,787             151,850
  7.50% due 11/01/25                         2,292,144           2,355,155
  9.00% due 11/01/01                             7,148               7,290
Government National
  Mortgage Association
  7.25% due 10/16/22                         2,577,566           2,587,232
                                                              ------------
                                                                12,561,076
                                                              ------------
Total Mortgage Obligations                                      13,892,602
                                                              ------------

YANKEE BONDS -- 2.0%
--------------------------------------------------------------------------------
British Columbia
  Province, Canada
  5.375 % due 10/29/08                       $ 750,000           $ 748,545
Interamerica
  Development Bank
  6.95% due 8/01/26                          2,000,000           2,242,180
Manitoba Province,
  Canada
  5.50 % due 10/01/08                          750,000             758,400
Ontario Province, Canada
  5.500 % due 10/01/08                         750,000             752,887
Republic of Ireland
  6.875% due 3/10/03                           665,000             703,237
                                                              ------------
                                                                 5,205,249
                                                              ------------

UNITED STATES GOVERNMENT &
AGENCY OBLIGATIONS -- 14.4%
--------------------------------------------------------------------------------
United States Treasury Bonds -- 2.6%
--------------------------------------------------------------------------------
  6.625% due 2/15/27                         5,000,000           5,914,050
  3.625% due 4/15/28                           983,473             953,969
                                                              ------------
                                                                 6,868,019
                                                              ------------

United States Treasury Notes -- 7.8%
--------------------------------------------------------------------------------
  5.875% due 11/15/99                          170,000             171,753
  6.00% due 6/30/99                          3,425,000           3,448,530
  5.50% due 12/31/00                         3,680,000           3,741,530
  6.625% due 6/30/01                         5,300,000           5,544,277
  6.625% due 4/30/02                         2,500,000           2,645,700
  5.875% due 2/15/04                         5,000,000           5,275,000
                                                              ------------
                                                                20,826,790
                                                              ------------

United States Agency Obligations -- 4.0%
--------------------------------------------------------------------------------
Federal National
  Mortgage Association
  5.49% due 8/18/00                          5,000,000           5,039,050
Federal National
  Mortgage Association
  6.00% due 5/15/08                          3,500,000           3,694,670
Tennessee Valley
  Authority
  5.88% due 4/01/36                          1,750,000           1,856,995
                                                              ------------
                                                                10,590,715
                                                              ------------

Total United States
  Government &
  Agency Obligations                                            38,285,524
                                                              ------------

Total Fixed Income
  (Identified Cost
  $108,358,844)                                                111,037,466
                                                              ------------

Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 1998

                                            Principal
Issuer                                       Amount               Value
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS -- 2.0%
--------------------------------------------------------------------------------
FCC National Bank
  5.68% due 6/03/99                                            $ 2,005,000
Federal Home Loan
  Mortgage Discount
  Notes
  4.50% due 01/04/99                                             3,280,769
United States
  Treasury Bills
  4.36% due 06/24/99                                                93,033
                                                              ------------

Total Short-Term Obligations
  (Identified Cost
  $5,373,205)                                                    5,378,802
                                                              ------------



                                                                  Value
--------------------------------------------------------------------------------
Total Investments
  (Identified Cost
  $256,415,629)                               101.6%          $269,287,187
Other Assets,
  Less Liabilities                             (1.6)            (4,163,323)
                                              -----           ------------
Net Assets                                    100.0%          $265,123,864
                                              =====           ============



FUTURES CONTRACTS
--------------------------------------------------------------------------------
Futures contracts which were open at December 31, 1998 are as follows:

                           Aggregate
              Number of    Face Value    Expiration       Unrealized
              Contracts    Of Contracts     Date          Gain/loss
--------------------------------------------------------------------------------
U. S. Long
Bond                                        March
(Sell)           40        $4,000,000        1999           $69,075

*Non-income producing

See notes to financial statements

Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
================================================================================
Assets:
Investments at value (Note 1A) (Identified Cost, $256,415,629)     $269,287,187
Cash                                                                      1,583
Receivable for investments sold                                         342,068
Dividends and interest receivable                                     1,523,456
Receivable for daily variation on future contracts                        5,000
--------------------------------------------------------------------------------
    Total assets                                                    271,159,294
--------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                     5,913,147
Payable to affiliates-Investment advisory fees (Note 2)                  88,911
Accrued expenses and other liabilities                                   33,372
--------------------------------------------------------------------------------
    Total liabilities                                                 6,035,430
--------------------------------------------------------------------------------
Net Assets                                                         $265,123,864
================================================================================
Represented by:
Paid-in capital for beneficial interests                           $265,123,864
================================================================================


Balanced Portfolio
STATEMENT OF OPERATIONS
For the year ended December 31, 1998
================================================================================
Investment Income:
Interest                                               $6,600,988
Dividends                                               2,760,044
--------------------------------------------------------------------------------
                                                                    $9,361,032
--------------------------------------------------------------------------------
Expenses:
Investment advisory fees (Note 2)                       1,030,889
Administrative fees (Note 3)                              128,861
Expense fees (Note 6)                                     257,639
--------------------------------------------------------------------------------
    Total expenses                                                   1,417,389
--------------------------------------------------------------------------------
Net investment income                                                7,943,643
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions         29,623,534
Net realized gains from futures contracts                 102,937
Unrealized depreciation of investments and
  futures contracts                                   (17,148,033)
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments
  and futures contracts                                             12,578,438
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $20,522,081
================================================================================

See notes to financial statements

Balanced Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                      -----------------------
                                                          1998         1997
================================================================================
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                 $ 7,943,643   $ 7,239,807
Net realized gain from investment transactions
  and futures contracts                                29,726,471    34,083,761
Unrealized appreciation (depreciation)
  of investments and futures contracts                (17,148,033)    6,996,049
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                      20,522,081    48,319,617
--------------------------------------------------------------------------------
Capital Transactions:
Proceeds from contributions                            17,030,280     7,417,240
Value of withdrawals                                  (23,622,833)  (52,068,589)
--------------------------------------------------------------------------------
Net decrease in net assets from capital transactions   (6,592,553)  (44,651,349)
--------------------------------------------------------------------------------
Net Increase in Net Assets                             13,929,528     3,668,268
--------------------------------------------------------------------------------
Net Assets:
Beginning of period                                   251,194,336   247,526,068
--------------------------------------------------------------------------------
End of period                                        $265,123,864  $251,194,336
================================================================================



Balanced Portfolio
FINANCIAL HIGHLIGHTS

                                                                               May 1, 1994
                                                                              (Commencement
                                    Year Ended December 31,                  of Operations) to
                             ------------------------------------------        December 31,
                                 1998       1997       1996       1995             1994
===========================================================================================
Ratios/Supplemental Data:
Net Assets, end of period
  (000's omitted)            $265,124   $251,194   $247,526   $251,519          $228,948
Ratio of expenses to
  average net assets             0.55%      0.55%      0.55%      0.53%             0.51%*
Ratio of net investment
   income to average
   net assets                    3.08%      2.90%      3.50%      3.69%             3.53%*
Portfolio turnover                133%       134%       241%       210%              105%
===========================================================================================

* Annualized

See notes to financial statements

Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies Balanced Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. Citibank is a wholly-owned subsidiary of Citigroup, Inc.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. Investment Security Valuations Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income is recorded on the ex-dividend date.

     C. U.S. Federal Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

     D. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

     E. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     F. TBA Purchase Commitments The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

     Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

     G. Futures Contracts The Portfolio may engage in futures transactions.The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. The underlying value of a futures contract is incorporated within unrealized appreciation/depreciation in the Portfolio of Investments under the caption "Futures Contracts". Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument.Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

     Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the

Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS

settlement price established by the board of trade or exchange on which they are traded.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

     H. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. Investment Advisory Fees The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,030,889 for the year ended December 31, 1998. The investment advisory fees are computed at the annual rate of 0.40% of the Portfolio's average daily net assets.

3. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $128,861 for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs certain duties and receives compensation from SFG from time to time as agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

4. Purchases And Sales Of Investments Purchases and sales of investments, other than short-term obligations, aggregated $404,555,392 and $395,631,379, respectively, for the year ended December 31, 1998. Purchases and sales of U.S. Government securities aggregated to $94,130,487 and $89,398,388, respectively.

5. Federal Income Tax Basis Of Investments The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $256,507,514
================================================================================
Gross unrealized appreciation                                    $ 21,418,237
Gross unrealized depreciation                                      (8,638,564)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 12,779,673
================================================================================

Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Expense Fees SFG has entered into an expense  agreement  with the  Portfolio.
SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.55% of average daily net assets.

7. Line of Credit The Portfolio, along with the other Portfolios in the CitiFunds Family, has entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1998, the commitment fee allocated to the Portfolio was $858. Since the line of credit was established, there have been no borrowings.

8. Subsequent Event Effective January 1, 1999 the expense fee agreement has been terminated between the Portfolio and SFG.

Balanced Portfolio
INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of The Premium Portfolios (the Trust), with respect to its series, Balanced Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Balanced Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1998, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 12, 1999

Trustees and Officers

C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.


Secretary

Linda T. Gibson*


Treasurer

John R. Elder*

*Affiliated Person of Administrator and Distributor


Investment Adviser
(of Balanced Portfolio)

Citibank, N.A.
153 East 53rd Street, New York, NY 10043


Administrator and Distributor

CFBDS, Inc.
21 Milk Street, 5th Floor, Boston, MA 02109
(617) 423-1679


Transfer Agent and Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Auditors

PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110


Legal Counsel

Bingham Dana LLP
150 Federal Street, Boston, MA 02110

THE CITIFUNDS FAMILY


     Large Cap Stocks

o    CitiFunds Growth & Income Portfolio
o    CitiFunds Large Cap Growth Portfolio


     Small Cap Stocks

o    CitiFunds Small Cap Value Portfolio
o    CitiFunds Small Cap Growth Portfolio


     International Stocks

o    CitiFunds International Growth & Income Portfolio
o    CitiFunds International Growth Portfolio


     Growth with Income

o    CitiFunds Balanced Portfolio


     Bonds

o    CitiFunds Short-Term U.S. Government Income Portfolio
o    CitiFunds Intermediate Income Portfolio
o    CitiFunds National Tax Free Income Portfolio
o    CitiFunds California Tax Free Income Portfolio
o    CitiFunds New York Tax Free Income Portfolio


     Money Markets

o    CitiFunds Cash Reserves
o    CitiFunds U.S. Treasury Reserves
o    CitiFunds Tax Free Reserves
o    CitiFunds California Tax Free Reserves
o    CitiFunds Connecticut Tax Free Reserves
o    CitiFunds New York Tax Free Reserves


     This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more information contact your Service Agent, or call 1-800-625-4554.

     CitiFunds are made available by CFBDS, Inc. as distributor.